UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 23, 2017

ALICO, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	0-261	59-0906081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10070 Daniels Interstate Court, Suite 100, Fort Myers, FL 33913
(Address of Principal Executive Offices) (Zip Code)
(239) 226-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5    Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 23, 2017, Clayton G. Wilson notified Alico, Inc. (the “Company”) that, effective February 27, 2017, he will resign as a member of the Company’s Board of Directors (the “Board”). Mr. Wilson’s resignation is not a result of any disagreement with the Company on any matter relating to its operations, policies or practices. The Board plans to undertake a careful and deliberative process to identify and evaluate suitable candidates and appoint a new independent director to fill the vacancy created by Mr. Wilson’s resignation.
Item 5.07    Submission of Matters to a Vote of Security Holders

Alico Inc. (the “Company”) held its Annual Meeting of Shareholders on February 23, 2017. There were 8,324,747 shares of common stock entitled to be voted and 7,606,733 shares were voted in person or by proxy. The Company’s inspector of elections certified the following vote tabulations:

Proposal 1: The following nominees were elected to serve on the Board of Directors:

	FOR	AGAINST	WITHHELD	BROKER NON-VOTES

George R. Brokaw	5,572,030	—	1,149,521	885,182
R. Greg Eisner	6,103,527	—	618,024	885,182
Benjamin D. Fishman	6,353,492	—	368,059	885,182
W. Andrew Krusen, Jr.	6,102,832	—	618,719	885,182
Henry R. Slack	5,575,105	—	1,146,446	885,182
Remy W. Trafelet	6,058,498	—	663,053	885,182
Clayton G. Wilson	6,330,927	—	390,624	885,182

Proposal 2: The ratification of the Audit Committee’s selection of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,559,640	23,865	23,228	N/A

Proposal 3: The advisory approval of the compensation of the named executive officers as disclosed in the Company’s proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,704,603	916,069	100,879	885,182

Proposal 4: The advisory approval of the frequency of the company’s named executive officers compensation program (say-on-pay) advisory vote.

3 YEARS	2 YEARS	1 YEAR	ABSTAIN	BROKER
				NON-VOTES
4,769,977	21,726	1,812,881	116,967	885,182

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Section 8    Other Events
Item 8.01    Other Events

On February 27, 2017, the Company issued a press release announcing that the Company’s Board of Directors declared a cash dividend of $0.06 per share on its outstanding common stock to be paid to shareholders of record as of March 31, 2017, with payment expected on April 14, 2017. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9    Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release, dated February 27, 2017 announcing declaration of dividend.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: February 27, 2017	By:	/s/ John Kiernan
	Name:	John Kiernan
	Title:	Senior Vice President and Chief Financial Officer

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